UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2008

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6250 LBJ Freeway
Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In a press release issued on February 1, 2008, Tuesday Morning Corporation (the “Company”) announced that its Board of Directors has terminated the declaration of an annual cash divided. The press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
Number	Exhibit Title
99.1	Press release issued on February 1, 2008, announcing that the Company’s Board of Directors has terminated the declaration of an annual cash dividend

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: February 5, 2008	By:	/s/ Michael Marchetti
Michael Marchetti
Executive Vice President, Chief
Operating Officer and Acting Chief
Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press release issued on February 1, 2008, announcing that the Company’s Board of Directors has terminated the declaration of an annual cash dividend